GE INVESTMENTS FUNDS, INC.

Supplement Dated March 6, 2006

To Prospectus Dated May 1, 2005

This supplement is to notify investors in the Total Return Fund (the “Fund”), a series of GE Investments Funds, Inc. (the “Company”), of certain changes pertaining to the Fund to take effect on May 1, 2006.

1.	At a meeting held on December 9, 2005, the board of directors of the Company (the “Board”) approved the adoption of a multiple class plan (the “Multiple Class Plan”) for the Fund. Under the Multiple Class Plan, the Fund will issue four classes of shares: Class 1, Class 2, Class 3 and Class 4. Each class of shares will represent an interest in the Fund, but will bear difference levels of investor service and/or distribution expenses.

All shares of the Fund outstanding on May 1, 2006 will be re-designated as Class 1 shares. This means that on that date, if you are an investor in the Fund, the shares supporting your variable annuity contract or variable life insurance contract will be designated as Class 1 shares. The Fund anticipates offering Class 2, Class 3 and Class 4 shares as of May 1, 2006. Class 2, Class 3 and Class 4 shares are not offered under this prospectus. Owners of variable annuity contracts or variable life insurance contracts issued before May 1, 2006 will be able to invest in the Fund through Class 1 shares for as long as the Fund is available as an investment option under their contract. Owners of variable annuity contracts or variable life insurance contracts issued after May 1, 2006 will only be able to invest in the Fund through Class 2, Class 3, or Class 4 shares, as permitted by the contract or contract prospectus.

2.	At the December 9, 2005 meeting, the Board also approved the adoption of an Investor Services Plan with respect to the Class 1 shares of the Fund, and approved an Expense Limitation Agreement on behalf of the Fund.

Under the Investor Services Plan, the Fund may bear additional expenses in amounts equal, on an annual basis, to 0.20% of the average daily net assets of the Fund attributable to Class 1 shares. The Company will use the money generated by this expense to compensate a life insurance company issuing variable annuity contracts and variable life insurance contracts that offer Class 1 shares of the Fund as an investment option (“variable contracts”), a third-party administrator for such insurance company, a retirement plan record keeper or administrator, or a transfer agent for the Fund, for certain administrative and record keeping services provided to owners of such variable contracts. The Investor Service Plan will continue in effect from year to year so long as such continuance is approved annually by the Board.

Under the Expense Limitation Agreement with the Fund, GE Asset Management Incorporated has agreed to limit the Fund’s total operating expenses (excluding the following expenses: class specific expenses such as Investor Service Plan fees, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.32% of the Fund’s average daily net assets on an annual basis. Under the agreement, this expense limitation will continue until April 30, 2009, unless extended.

The effect of the adoption of the Investor Services Plan and the Expense Limitation Agreement is that the expenses you bear with respect to your investment in the Fund are likely to increase by approximately 0.09% on an annual basis (based on the Fund’s approximate asset size of $800 million as of November 14, 2005). A table showing the effect of these changes is provided below:

Annual Total Return Fund Operating Expenses (as a percentage of average net assets)	Current Fee and Expense Levels	Estimated Fee and Expense Levels Effective as of May 1, 2006
Management Fees[1]	0.37%	0.37%
Distribution and Service Fees (Under Rule 12b-1)	None	None
Other Expenses[2]	0.06%	0.26%
Total Annual Fund Operating Expenses	0.43%	0.63%
Contractual Fee Waiver/Reimbursement[3]	—	(0.11)%
Net Annual Fund Operating Expenses	0.43%	0.52%

[1]	The management fee fluctuates based upon the average daily net assets of the Total Return Fund and may be higher or lower than that shown above. The figures shown in the chart are based on the Fund’s approximate asset size of $800 million as of November 14, 2005.
[2]	“Other Expenses” include all operating expenses of the Total Return Fund, including the Investor Service Plan expense of 0.20% of the average daily net assets of the Total Return Fund attributable to Class 1 shares, but do not include Management Fees.

Expenses of the Company, other than those incurred by the Total Return Fund, are allocated pro rata among the Funds of the Company based on each Fund’s relative net asset value. Such expenses may include custody fees, legal and accounting fees, printing costs and registration fees. Fund specific expenses, such as custody or transfer agent fees, are allocated to the Fund that incurs such expense. Other expense allocation methodologies may result in different expense ratios.

[3]	Pursuant to the Expense Limitation Agreement described above.